SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: June 17, 2011

ICG Group, Inc.

(formerly known as Internet Capital Group, Inc.)

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

690 Lee Road, Suite 310, Wayne, PA 19087

(Address of Principal Executive Offices) (Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 15, 2011, Internet Capital Group, Inc’s (“ICG’s”) Board of Directors (the “Board”) adopted, subject to stockholder approval at ICG’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”), the Third Amendment of Restated Certificate of Incorporation of Internet Capital Group, Inc. (the “Charter Amendment”) to change its corporate name to “ICG Group, Inc.” On June 17, 2011, at the Annual Meeting, a requisite number of ICG stockholders approved the Charter Amendment. The Charter Amendment was filed with the Secretary of State of the State of Delaware and became effective on June 20, 2011. A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is hereby incorporated by reference.

On June 20, 2011, ICG amended and restated its Amended and Restated By-Laws (the “By-Laws”) to reflect the change of ICG’s corporate name to “ICG Group, Inc.” No other changes were made to the By-Laws. A copy of the By-Laws, as amended, is attached hereto as Exhibit 3.2 and is hereby incorporated by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On June 20, 2011, ICG amended and restated its Corporate Code of Conduct (the “Code of Conduct”) to reflect the change of ICG’s corporate name to “ICG Group, Inc.” No other changes were made to the Code of Conduct. A copy of the Code of Conduct, as amended, is attached hereto as Exhibit 14.1 and is hereby incorporated by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 17, 2011, ICG held its Annual Meeting. As of April 21, 2011, the record date for the Annual Meeting, there were a total of 36,646,732 shares of ICG Common Stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 34,796,566 shares of ICG Common Stock were represented in person or by proxy and, accordingly, a quorum was present.

The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final number of votes cast for, cast against and withheld, as applicable, for each such matter, as well as the number of abstentions and broker non-votes with respect to each such matter.

1. ICG’s stockholders (a) re-elected each of Walter W. Buckley, III, Michael J. Hagan and Philip J. Ringo as a Class III director, for a term of three years or until his successor has been elected and qualified, and (b) elected David J. Adelman as a Class I director, for a term of one year or until his successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Walter W. Buckley	28,022,092	1,323,848	5,450,626
Michael J. Hagan	29,085,522	260,418	5,450,626
Philip J. Ringo	29,030,845	315,095	5,450,626
David J. Adelman	29,074,791	271,149	5,450,626

2. ICG’s stockholders ratified the appointment of KPMG LLP as ICG’s independent registered public accountant for the fiscal year ending December 31, 2011. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,599,148	1,165,488	31,930	—

3. ICG’s stockholders voted in favor of approving, on an advisory basis, the compensation of ICG’s named executive officers, as disclosed in ICG’s proxy statement for the Annual Meeting. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,848,559	408,466	88,915	5,450,626

4. ICG’s stockholders voted, on an advisory basis, in favor of holding future advisory votes on the compensation of ICG’s named executive officers every year. The tabulation of votes on this matter was as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
21,824,783	263,548	7,167,098	90,511	5,450,626

After taking into consideration the voting results and the prior recommendation of the Board, ICG will include an annual non-binding, advisory stockholder vote on the compensation of its named executive officers in its proxy materials.

5. ICG’s stockholders approved an amendment to ICG’s Restated Certificate of Incorporation to change ICG’s corporate name to “ICG Group, Inc.” The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,513,368	246,160	37,038	—

Item 8.01.	Other Events

On June 22, 2011, ICG issued a press release announcing the election of David J. Adelman to its Board. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Third Amendment of Restated Certificate of Incorporation of Internet Capital Group, Inc.

3.2	ICG Group, Inc. Amended and Restated By-Laws

14.1	ICG Group, Inc. Corporate Code of Conduct

99.1	Press Release issued June 22, 2011 by ICG Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ICG GROUP, INC.

Date: June 22, 2011	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amendment of Restated Certificate of Incorporation of Internet Capital Group, Inc.

3.2	ICG Group, Inc. Amended and Restated By-Laws

14.1	ICG Group, Inc. Corporate Code of Conduct

99.1	Press Release issued June 22, 2011 by ICG Group, Inc.